SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Filed pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2003

BRANDYWINE REALTY TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	1-9106	23-2413352
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	file number)	Identification Number)

401 Plymouth Road, Plymouth Meeting, Pennsylvania 19462
(Address of principal executive offices)

(610) 325-5600
(Registrant’s telephone number, including area code)

Page 1 of 3 pages

Item 5.     Other Events and Required FD Disclosure.

     The Company is filing, as Exhibit 3.1, a copy of its Bylaws, as amended to date.

     The Company is also filing, as Exhibit 12.1, a Statement of Earnings and Combined Fixed Charges and Preferred Distributions.

Item 7.     Financial Statements and Exhibits.

(c)	Exhibits.

3.1	Bylaws

12.1	Statement of Earnings and Combined Fixed Charges and Preferred Distributions

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRANDYWINE REALTY TRUST

By:	/s/ Gerard H. Sweeney
Title: President and Chief Executive Officer

Date: October 14, 2003